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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                DURA AUTOMOTIVE SYSTEMS, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
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     (2) Aggregate number of securities to which transaction applies:
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         pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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
                                                        Tel. (612)
DURA AUTOMOTIVE     4508 IDS Center                       332-2335
SYSTEMS, INC.       Minneapolis, Minnesota 55402        Fax (612) 332-2012
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    [LOGO]

Dear Fellow Stockholder:

    We recently notified you of the Special Meeting of Stockholders (the "Special Meeting") of Dura Automotive Systems, Inc. ("Dura") to be held at Dura's operating headquarters, 2791 Research Drive, Rochester Hills, Michigan, at 9:00 a.m., local time, on March 23, 1999. Today, we are notifying you of certain amendments to one of the matters to be considered at the Special Meeting.

    At the Special Meeting, you will be asked to consider and vote upon proposals to: (i) approve the issuance of shares of Dura Class A Common Stock pursuant to the terms of the Agreement and Plan of Merger, dated as of January 19, 1999 and as amended as described below (the "Merger Agreement"), among Dura, Windows Acquisition Corporation, a wholly owned subsidiary of Dura ("Sub"), and Excel Industries, Inc. ("Excel") under which Excel will be merged with and into a wholly owned subsidiary of Dura and (ii) approve and adopt the Dura 1998 Stock Incentive Plan.

    The parties have entered into an Amendment to Agreement and Plan of Merger, dated March 9, 1999 (the "Amendment"), a copy of which accompanies this letter. The Amendment consists only of modifications necessary to reflect that Excel will be merged with and into Dura Operating Corp., a Delaware corporation and a wholly owned subsidiary of Dura, rather than with and into Sub, as previously contemplated. This change has been made primarily to facilitate future financings by Dura and for state income tax planning purposes.

    THE BOARD OF DIRECTORS OF DURA HAS DETERMINED THAT THE MERGER IS IN THE BEST INTERESTS OF DURA AND ITS STOCKHOLDERS. ACCORDINGLY, THE BOARD OF DIRECTORS OF DURA HAS UNANIMOUSLY APPROVED THE TRANSACTION AND UNANIMOUSLY RECOMMENDS THAT DURA STOCKHOLDERS APPROVE THE ISSUANCE OF SHARES OF DURA CLASS A COMMON STOCK IN THE MERGER.

    Copies of an Amended Notice of Special Meeting and the Amendment accompany this letter.

    Consummation of the merger is subject to the satisfaction or waiver of certain conditions, including approval of the Merger Agreement by the holders of Excel Common Stock and approval of the issuance of shares of Dura Class A Common Stock in the merger by the holders of Dura Common Stock.

    It is very important that your shares are represented at the Special Meeting, whether or not you plan to attend in person. In order to ensure that your vote is represented at the Special Meeting, please sign, date and mail the proxy card in the envelope previously provided to you. IF YOU HAVE ALREADY MAILED YOUR PROXY CARD AND DO NOT WISH TO CHANGE YOUR VOTE, YOU DO NOT NEED TO TAKE ANY FURTHER ACTION. YOUR SHARES WILL BE VOTED AS YOU HAVE DIRECTED. You are, of course, welcome to attend the meeting and to vote your shares in person.

    I look forward to seeing you at the Special Meeting.

                                          Sincerely yours,

                                                   [SIGNATURE]

                                          S. A. Johnson

                                          Chairman of the Board

March 10, 1999
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    [LOGO]

                         DURA AUTOMOTIVE SYSTEMS, INC.

               AMENDED NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                         Date: March 23, 1999
                         Time: 9:00 a.m., Local Time
                         Place: Dura Automotive Systems, Inc.
                              2791 Research Drive
                              Rochester Hills, Michigan 48309

To Our Stockholders:

    We invite you to attend our Special Meeting of Stockholders to consider and vote on the following:

    1. To approve the issuance of shares of Dura Class A Common Stock pursuant to the terms of a merger agreement, as amended, under which Excel Industries, Inc. will be merged with and into Dura Operating Corp., a Delaware corporation and a wholly owned subsidiary of Dura Automotive Systems, Inc;

    2. To approve and adopt the Dura Automotive Systems, Inc. 1998 Stock Incentive Plan; and

    3. To act on any other matters that may properly come before the Special Meeting and any adjournment or postponement of the Special Meeting.

THE BOARD OF DIRECTORS OF DURA HAS UNANIMOUSLY APPROVED THE MERGER AND THE PROPOSALS DESCRIBED ABOVE, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE EACH OF THESE PROPOSALS AT THE SPECIAL MEETING.

    If you were a stockholder of record at the close of business on February 16, 1999, you may vote at the Special Meeting. Approval of proposals 1 and 2 requires the affirmative vote of at least a majority of the voting power of the shares present in person or represented by proxy at the Special Meeting, with the holders of Dura Class A Common Stock and Dura Class B Common Stock voting together as a single class.

    Whether or not you plan to attend the Special Meeting in person, and regardless of the number of shares you own, please complete, sign, date and return the proxy card promptly in the envelope previously provided to you. This will ensure that your shares are voted as you wish and that a quorum will be present.

                                          By Order of the Board of Directors,

                                                [SIGNATURE]

                                          David R. Bovee
                                          ASSISTANT SECRETARY

March 10, 1999

                            YOUR VOTE IS IMPORTANT!
    TO VOTE YOUR SHARES, PLEASE COMPLETE, SIGN, DATE AND MAIL THE PROXY CARD PREVIOUSLY PROVIDED TO YOU. IF YOU HAVE ALREADY RETURNED YOUR PROXY CARD AND DO
 NOT WISH TO CHANGE YOUR VOTE, YOU DO NOT NEED TO TAKE ANY FURTHER ACTION. YOUR
                   SHARES WILL BE VOTED AS YOU HAVE DIRECTED.

                                  AMENDMENT TO
                          AGREEMENT AND PLAN OF MERGER

    THIS AMENDMENT TO THE AGREEMENT AND PLAN OF MERGER (this "AMENDMENT") is made as of March 9, 1999, among Dura Automotive Systems, Inc., a Delaware corporation ("PARENT"), Dura Operating Corp., a Delaware corporation ("DURA OPERATING"), Windows Acquisition Corporation, an Indiana corporation ("WINDOWS") and Excel Industries, Inc, an Indiana corporation (the "COMPANY"), and amends that certain Agreement and Plan of Merger, dated as of January 19, 1999, by and among Parent, Windows and the Company (the "AGREEMENT"). Except as otherwise indicated herein, capitalized terms used and not otherwise defined herein have the meanings ascribed to such terms in the Agreement.

    WHEREAS, the parties desire that (i) Dura Operating become a party to the Agreement and (ii) Windows cease to be a party to the Agreement; and

    WHEREAS, the parties desire to amend the Agreement as set forth herein.

    NOW THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows:

    1.  AMENDMENT. The Agreement is hereby amended as follows:

       (a) All references in the Agreement to "Sub" shall mean Dura Operating and Windows shall cease to be a party to the Agreement.

       (b) In Sections 1.1, 1.3, 2.3 and 3.3 of the Agreement, each instance of the phrase "Indiana law" shall be replaced with the phrase "Indiana Law and Delaware law".

       (c) Section 1.2 of the Agreement shall be deleted in its entirety and be replaced by the following:

           "SECTION 1.2 Effective Time. The merger shall become effective when
           (i) the articles of merger (the "Indiana Articles of Merger"), executed in accordance with the relevant provisions of Indiana law, are duly filed with the Secretary of State of the State of Indiana (the "Indiana Secretary") and the certificate of merger (the "Delaware Certificate of Merger," and together with the Indiana Articles of Merger, the "Articles of Merger"), executed in accordance with the relevant provisions of Delaware law, are duly filed with the Secretary of State of Delaware (the "Delaware Secretary"). Upon issuance of a certificate of merger by the Indiana Secretary in accordance with the relevant provisions of Indiana law and a certificate of merger by the Delaware Secretary in accordance with the relevant provisions of Delaware law, the Merger shall be effected (the time of such issuance of a certificate of merger being referred to as the "Effective Time"). The filing of the Articles of Merger by the Company and the Sub shall be made on the date of the Closing (as defined in Section 1.17), or as promptly thereafter as practicable."

       (d) In Section 1.4 of the Agreement, the phrase "except the name of the Surviving Corporation shall be 'Excel Industries, Inc.' shall be deleted in its entirety.

       (e) Clause (a) of Section 1.5 shall be deleted in its entirety and replaced with the following:

           "Each issued and outstanding share of common stock of Sub, par value $.01 per share, at and as of the Effective Time shall remain issued and outstanding.

       (f) In Section 2.1 of the Agreement, the reference in the second sentence thereof to "Indiana" shall be replaced by the word "Delaware".

       (g) In Sections 2.4 and 3.4 of the Agreement, the phrase "the filing of the Articles of Merger with the Secretary" shall be deleted and replaced with the phrase "the filing of the Indiana Articles of Merger with the Indiana Secretary and the Delaware Certificate of Merger with the Delaware Secretary".

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       (h) Section 2.18 of the Agreement shall be deleted in its entirety and be replaced by the phrase "[Intentionally Omitted]".

    2. GOVERNING LAW; SEVERABILITY. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. If it is determined by a court of competent jurisdiction that any provision of this Amendment is invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Amendment.

    3. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts together shall constitute one agreement. This Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

                                     * * * * *

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

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
                                DURA AUTOMOTIVE SYSTEMS, INC.

                                By:  /s/ CARL E. NELSON
                                     -----------------------------------------

                                Its: Vice President
                                     -----------------------------------------

                                WINDOWS ACQUISITION CORP.

                                By:  /s/ CARL E. NELSON
                                     -----------------------------------------

                                Its: Vice President
                                     -----------------------------------------

                                DURA OPERATING CORP.

                                By:  /s/ CARL E. NELSON
                                     -----------------------------------------

                                Its: Vice President
                                     -----------------------------------------

                                EXCEL INDUSTRIES, INC.

                                By:  /s/ JOSEPH A. ROBINSON
                                     -----------------------------------------

                                Its: Senior Vice President and
                                     Chief Financial Officer
                                     -----------------------------------------
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